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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2004


                         MARISA CHRISTINA, INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                      0-24176                 11-3216809
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


8101 Tonnelle Avenue, North Bergen New Jersey                         07047-4601
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (201) 758-9800


--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 24, 2004, we received a notice of failure to satisfy a continued listing standard. The reason stated was that based on the Form 10-Q for the period ended September 30, 2004, it was determined that the Company's stockholders' equity was $7,977,670. Accordingly, the Company does not comply with the minimum $10,000,000 stockholders' equity requirement for continued listing on the Nasdaq National Market set forth in Marketplace Rule 4450(a)(3).

On December 1, 2004, we issued a press release announcing the receipt of the Nasdaq notice.

A copy of the press release is attached hereto as Exhibit 99.1

Exhibits

        99.1  Marisa Christina Incorporated News Release dated December 1, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARISA CHRISTINA, INCORPORATED

                                       /s/ S.E. Melvin Hecht
                                       -------------------------------------
                                       By: S.E. Melvin Hecht
                                       Title: Vice-Chairman, Chief Financial
                                               Officer and Treasurer

Dated: December 1, 2004